Director Form	[Name of Director]

ACRE REALTY INVESTORS INC.

Restriction Agreement

THIS RESTRICTION AGREEMENT (the “Agreement”), dated as of the        day of                   , 2015, governs the Award granted by ACRE REALTY INVESTORS INC., a Georgia corporation (the “Company”), to [Name of Director] (the “Participant”), in accordance with and subject to the provisions of the Company’s 2006 Restricted Stock Plan, as amended (the “Plan”). A copy of the Plan has been made available to the Participant. All terms used in this Agreement that are defined in the Plan have the same meaning given them in the Plan.

1.                  Grant of Stock Award. In accordance with the Plan, and effective as of October 12, 2015 (the “Date of Grant”), the Company granted to the Participant, subject to the terms and conditions of the Plan and this Agreement, an Award of 20,000 shares of Stock (the “Award”).

2.                  Forfeiture Restrictions. The Participant’s interest in the shares of Stock covered by the Award shall become vested and non-forfeitable (“Vested”) on January 30, 2016, provided that the Participant has not resigned or been removed as a director of the Company prior to such date.

3.                  Transferability. Shares of Stock covered by the Award may not be transferred until the earlier of (i) the first anniversary of the Date of Grant and (ii) the date that the Participant ceases to serve as a director of the Company. After the Shares of Stock covered by the Award become transferable, they shall be transferable subject to the requirements of applicable securities laws and the policies of the Company regarding trading by insiders in Company securities.

4.                  Tax Election. The Participant shall have the right to make an election under Section 83(b) of the Code with respect to the Award, and the Company hereby consents thereto. In the event the Participant wishes to make such an election, the Participant agrees to file a completed, executed copy of the election form attached hereto as Exhibit A (or to permit the Company to file such election on the Participant’s behalf) within 30 days after the Date of Grant with the IRS Service Center at which the Participant files the Participant’s personal income tax returns, and to file a copy of such election with the Participant’s U.S. federal income tax return for the taxable year in which the Award is made to the Participant.

5.                  Shareholder Rights. On and after the Date of Grant, the Participant shall have all of the rights of a shareholder of the Company with respect to the shares of Stock covered by the Award, including the right to vote the shares and to receive, free of all restrictions, all dividends declared and paid on the shares.

6.                  No Right to Continued Service as a Director. This Agreement and the grant of the Award do not give the Participant any rights with respect to continued service as a director of the Company.

7.                  Governing Law. This Agreement shall be governed by the laws of the State of New York except to the extent that New York law would require the application of the laws of another State.

8.                  Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the Date of Grant.

9.                  Participant Bound by Plan. The Participant hereby acknowledges that a copy of the Plan has been made available to the Participant and the Participant agrees to be bound by all the terms and provisions of the Plan.

10.              Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon the Participant and the Participant’s successors in interest and the Company and any successors of the Company.

[signature page follows]

2

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first set forth above.

ACRE REALTY INVESTORS INC.

By:

Name:

Title:

SIGNATURE OF PARTICIPANT:

Signature:

Print Name:

3

Exhibit A

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF

TRANSFER OF PROPERTY PURSUANT TO SECTION 83(b)

OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.     The name, address and taxpayer identification number of the undersigned are:

Name:                                                                                       (the “Taxpayer”)

Address:

Social security number:

2.     Description of property with respect to which the election is being made:

The election is being made with respect to                 shares of common stock (“Shares”) of ACRE Realty Investors Inc. (the “Company”).

3.     The date on which the Shares were transferred is      _________, 2015. The taxable year to which this election relates is calendar year 2015.

4.     Nature of restrictions to which the Shares are subject:

(a)     The Shares are subject to a substantial risk of forfeiture and are nontransferable on the date of transfer.

(b)     The Taxpayer’s Shares vest and become transferable based on the Taxpayer’s continued directorship.

5.     The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the Shares with respect to which this election is being made was $_______ per Share.

6.     The amount paid by the Taxpayer for the Shares was $0 per Share.

7.     A copy of this statement has been furnished to the Company.

Dated: _______________, 2015
Signature of the Taxpayer

A-1

Taxpayer’s name and address:

Name:

Address:

The undersigned hereby consents to the making, by the undersigned’s spouse, of the foregoing election pursuant to Section 83(b) of the Internal Revenue Code.

Dated: _______________, 2015
Signature of the Taxpayer’s Spouse

Spouse’s name and address:

Name:

Address:

A-2

Schedule to Section 83(b) Election-Vesting Provisions of Shares

The Shares are subject to time-based vesting with 100% vesting on January 31, 2016, subject to acceleration in the event of certain extraordinary transactions or termination of the Taxpayer’s directorship in certain circumstances. Unvested Shares are subject to forfeiture in the event of the termination of the Taxpayer’s directorship with ACRE Realty Investors Inc. in certain circumstances.